NEVADA GOLD EXPLORATION SOLUTIONS, LLC
                              101 BROWNSTONE DRIVE
                               RENO, NEVADA 89512
                            PHONE/FAX: 775-359-7722

                                 15 August 2004

Mr. James E. McKay, President
Battle Mountain Gold Exploration, Inc.
Sixth Floor, Suite 9
One East Liberty Street
Reno, Nevada  89504

SUBJECT:     Pediment Gold Contribution Schedule

Dear Mr. McKay

This letter will serve as formal notification that, per our conversation, Nevada Gold Exploration Solutions, LLC agrees to adjust Battle Mountain Gold Exploration, Inc.'s monetary contribution schedule as follows:

Amount                  Revised Due Date
------                  ----------------
$ 840,000               3 January 2005
$ 385,000               1 July 2005
$ 385,000               1 November 2005
$ 1,315,000             1 April 2005

Sincerely,

/s/Kenneth N. Tullar                              /s/ Wade A. Hodges
Kenneth N. Tullar                                 Wade A. Hodges
President                                         Member

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